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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): NOVEMBER 1, 2000
                                                         ----------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)







              DELAWARE                             1-12297                            22-3086739
              --------                             -------                            ----------
  (State or Other Jurisdiction of          (Commission File Number)          (IRS Employer Identification
           Incorporation)                                                              Number)


       13400 OUTER DRIVE WEST                                                           48239
       ----------------------                                                           -----
            DETROIT, MI                                                          (Including Zip Code)
            -----------
  (Address of Principal Executive
              Offices)
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                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc., dated November 1, 2000

ITEM 9.  REGULATION FD DISCLOSURE

On November 1, 2000, United Auto Group, Inc. issued a press release announcing the acquisition of the Audi, Volkswagen, Mercedes-Benz and Porsche dealerships formerly owned by Continental Motors, Inc. in Fairfield, Connecticut. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 2, 2000              UNITED AUTO GROUP, INC.


                                      By:      /s/ Robert H. Kurnick, Jr.
                                         -------------------------------------
                                               ROBERT H. KURNICK, JR.
                                      Its:     EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


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
        EXHIBIT                    DESCRIPTION OF EXHIBIT                   SEQUENTIAL PAGE
        -------                    ----------------------                   ---------------
        NUMBER                                                                  NUMBER
        ------                                                                  ------
      EXHIBIT 99.1                 Press Release of United Auto Group,
                                   Inc., dated November 1, 2000